UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019 (April 26, 2019)
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2019, the Company held its Annual Meeting of Shareholders at which: (i) ten directors to the Company’s Board of Directors were elected, (ii) executive compensation was approved in an advisory vote, (iii) an advisory vote was taken on the frequency of future advisory stockholder votes on executive compensation and (iv) the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The number of votes for, against, or withheld, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the Annual Meeting of Shareholders, were as follows:

(i) Election of Directors	For	Withheld	Broker Non-Votes
Christopher J. Benjamin	59,482,490	1,094,597	6,151,463
W. Allen Doane	59,910,096	666,991	6,151,463
Robert S. Harrison	56,422,837	4,154,250	6,151,463
David C. Hulihee	59,036,947	1,540,140	6,151,463
Stanley M. Kuriyama	59,378,372	1,198,715	6,151,463
Diana M. Laing	59,791,464	785,623	6,151,463
Thomas A. Lewis, Jr.	59,317,895	1,259,192	6,151,463
Douglas M. Pasquale	59,175,775	1,401,312	6,151,463
Michele K. Saito	58,746,610	1,830,477	6,151,463
Eric K. Yeaman	56,822,967	3,754,120	6,151,463

(ii) Advisory Vote on Executive Compensation	For	Against	Abstain	Broker Non-Votes
	59,188,732	1,236,854	151,501	6,151,463

(iii) Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
	58,052,139	157,410	1,939,613	427,925	6,151,463

(iv) Ratification of Appointment of Independent Registered Public Accounting Firm	For	Against	Abstain	Broker Non-Votes
	65,902,223	723,914	102,413	—

The Company’s Board of Directors has considered the voting results with respect to the frequency of advisory votes on executive compensation, and determined that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of advisory votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2019

ALEXANDER & BALDWIN, INC.

/s/ Nelson N. S. Chun
Nelson N. S. Chun
Executive Vice President and Chief Legal Officer